Exhibit 99.1

Investor Contact:	Tripp Sullivan	Media Contact:	Adam Mittelberg
	SCR Partners		(615) 587-7728
	(615) 760-1104		Mediarequest@contactAAC.com
IR@contactAAC.com

AAC Holdings Increases Bed Capacity by 16% with Acquisition of Sunrise House

Acquisition Adds 110 In-Network Beds and Expands AAC’s Footprint to Mid-Atlantic Region

BRENTWOOD, Tenn. – (October 1, 2015) AAC Holdings, Inc. (NYSE: AAC) completed the previously announced acquisition of the operating assets of Sunrise House Foundation, Inc., a non-profit corporation operating a 110-bed substance abuse treatment center, 30 halfway house beds and two outpatient programs all in Western New Jersey, for a total purchase price of $6.6 million in cash.

Located in a former 22-acre Franciscan monastery in Lafayette, New Jersey, Sunrise House Foundation was founded in 1983 as a non-profit, in-network provider of substance abuse treatment. On the main campus, it currently operates 92 rehab beds and 18 detox beds as well as an outpatient treatment program. Sunrise House also operates 30 licensed halfway house beds at facilities in Franklin and Plainfield and an outpatient treatment program in Mountainside.

Sunrise CEO Philip Horowitz, Ph.D., who will continue to oversee the facility operations, stated, “AAC has been a fantastic partner throughout these last several months and is a big supporter of what we hope to accomplish at Sunrise House. The clinical staff and I are excited to work with the AAC team to collectively continue our mission and vision to help even more clients and their families than we could before.”

“We greatly appreciate the coordination from the State of New Jersey’s Department of Mental Health and Addiction Services and the New Jersey Attorney General as we have worked on this transaction,” noted Michael Cartwright, Chairman and Chief Executive Officer of AAC Holdings. “The substance abuse epidemic that is ravaging our country is particularly acute in the Northeast, and we are eager to get to work on the front lines in New Jersey with a talented and committed clinical team. Our first entry into New Jersey and the ability to take in-network insurance at these facilities also greatly expand the number of potential clients we can now assist in the region.”

About American Addiction Centers

American Addiction Centers is a leading provider of inpatient substance abuse treatment services. We treat adults as well as adolescents who are struggling with drug addiction, alcohol addiction, and co-occurring mental/behavioral health issues. We operate 18 substance abuse treatment facilities and one mental health facility specializing in binge eating disorders. Located throughout the United States, these facilities are focused on delivering effective clinical care and treatment solutions. For more information, please find us at AmericanAddictionCenters.org or follow us on Twitter @AAC_Tweet.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this release. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning AAC Holdings, Inc.’s (collectively with its subsidiaries; “Holdings” or the “Company”) possible or assumed future results of operations, including descriptions of Holdings’ revenues, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) our inability to operate our facilities; (ii) our reliance on our sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point of care and definitive lab testing; (iv) our failure to successfully achieve growth through acquisitions and de novo expansions; (v) uncertainties regarding the timing of the closing of pending acquisitions; (vi) our failure to achieve anticipated financial results from contemplated acquisitions; (vii) a disruption in our ability to perform definitive drug testing services; (viii) maintaining compliance with applicable regulatory authorities, licensure and permits to operate our facilities and lab; (ix) a disruption in our business related to the recent indictment of certain of our subsidiaries and current and former employees; (x) our inability to integrate newly acquired facilities; and (xi) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. As a result of these factors, we cannot assure you that the forward-looking statements in this release will prove to be accurate. Investors should not place undue reliance upon forward looking statements.

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